UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)   (Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period:   10/31/09

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

OCTOBER 31, 2009

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

SUMMARY OF FUND ACTIVITY

 AND PERFORMANCE ATTRIBUTION

For the six month period ending October 31, 2009, the EAS Genesis Fund (EASIX) delivered a total return of 8.58%.  This contrasts with the return of the BarCap Aggregate Bond Index return of 5.61% and the S&P 500 Total Return Index return of 20.04%.  A 50-50 allocation to the BarCap and S&P averages would have yielded a return of 12.83% during the period.

It should not surprise most of our shareholders that we are always glad to report a return which exceeds 8.00% over a six month period.  After 2008’s market debacle, we feel we held our ground quite well, which is why your Fund’s price is within striking distance of its inception value.  Considering that the broad stock markets in the U.S. and abroad still languish well behind the levels they held the day we opened our Fund back in August 2008, we are pleased with how we have kept the Fund’s losses modest.  Despite a stock market rally since early March of this year rivaling those of any period in modern history, our broad opinion is unchanged from a year ago; specifically, it is okay to go into the water, but please swim very close to the beach.  In other words, we want to grab a good portion of the market’s outstanding near-term results, but not at the expense of risking significant amounts of our collective capital (yours and ours).

	YTD	3Q	1 Y	3Y	5Y	Since Inception (1)
EASAX (A shares)	9.35%	5.20%	3.83%	N/A	N/A	-3.88%
EASIX (I shares)	9.58%	5.30%	4.07%	N/A	N/A	-3.69%
S&P 500 TR	17.05%	15.61%	9.80%	-7.02%	0.33%	-14.53%
BarCap Aggregate Bond Index	6.24%	3.74%	13.79%	6.35%	5.05%	8.57%
50% S&P 500 TR/50% Barclays Aggregate Bond Index	11.65%	9.68%	11.80%	-0.34%	2.69%	-2.98%

(1) The Fund’s inception date is August 14, 2008. The Fund offers 3 share classes (A, C and I). Maximum sales charge (load) as a percentage of offering price is 5.50%.

Note:  Returns greater than 1 year are annualized.  Performance provided is based on rolling periods. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-877-EAS-0757.

The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 30, 2010, to ensure that the net annual fund operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) will not exceed 1.95% for class A shares, 2.70% for class C shares, and 1.70% for class I shares subject to possible recoupment from the Fund in future years.  Please review the Fund's prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

We gradually increased our exposure to the broad stock market throughout the period.  However, when the market moves in leaps and bounds as it did during this time, we are forced to make a decision.  Rather than ratchet up our exposure to the market and therefore, exposure to the risk of another sharp pullback, we chose to move more deliberately.  The net result was gains at an accelerated pace, but not competitive with the broad stock market.  The hedging techniques used across our Fund and its sub-strategies serve to limit us from exceedingly high gains and losses during large market moves.  In essence, that is what we believe attracts investors to the Fund – the pursuit of more consistent outcomes with less volatility, but knowing that a team of experienced and opportunistic portfolio managers is at work on your behalf.

A review of our return attribution during this six-month period, and our asset allocation as of the date of this report, reflect that risk-reward combination of which we speak.

Some of the biggest contributors (in dollar terms) to the Fund’s returns during the period were:

1.

Ariel Appreciation Fund – a small-cap fund with a contrarian approach, which was rewarded handsomely during the period;

2.

FPA Crescent Fund – despite a reported cash position of 38% as of September 30, this fund is one of our largest holdings and contributed strongly to our overall returns;

3.

Matthews India Fund – rode the wave of stock price recovery across the Emerging Markets.

Of great significance here is that each of these funds is owned in a separate sub-strategy within the EAS Genesis Fund.  Recall that the Fund is primarily invested across our three distinct portfolio strategies, allocated as we deem fit for a particular market environment. Of the funds listed above, Ariel is part of our Concentrated Equity sub-strategy, FPA Crescent is part of our Hybrid sub-strategy and Matthews India Fund is part of our Global Cycle sub-strategy.  In strong markets, we are getting contributions from across the board.

As you know, we may also allocate a portion of the Fund’s assets to situations which we believe can generate meaningful profits over a shorter time period in a way that complements the core funds in the portfolio.  This is the “tactical” component of the Fund and it produced strong gains in gold, purchased via Exchange-Traded Funds (ETFs) that track both gold metal prices and gold stock prices.  Our tactical work in an ETF that tracks the price of oil also contributed to our gains in the period.

As you might expect in a strong stock market, the tactical portion of the Fund suffered losses nearly every time we attempted to cushion the overall portfolio’s volatility by either using put option contracts or inverse ETFs; that is, ETFs that “short” the stock market (i.e., whose price moves inversely to the movement of the stock market).  In other words, we received what we expected from these “hedges” in the portfolio – they allowed us to lower our volatility while maintaining our favorite long-term positions in the mutual funds we find most attractive over a longer time frame.

LOOKING AHEAD

Here is where we stand as of this writing:

1.

We are generally bullish on Global Equity markets over the next 2 - 3 years as the inevitability of the business cycle (yes, it still exists) swings toward hope, optimism and then action by consumers, lenders and investors.  In the meantime, we believe there is clearly risk of another frightening fall in stock prices.

2.

What could be the trigger for a stock market decline?  Here are some possibilities:

a.

The next round of adjustable rate mortgage resets coming up;

b.

Progress in DC on healthcare (remember that markets like gridlock, so if Congress actually gets something done, it means change and the dreaded uncertainty for investors);

c.

Lack of progress in DC (lots of stimulus money out the door, but insufficient near-term results);

d.

The psychologically bad part of the year historically – though nothing seems to follow its historical pattern lately.  However, keep in mind that any bad market "event" that was to occur would probably be a great set-up/entry point for long-term investors;

e.

The market is overstretched technically.  While the charts offer much reason for hope as well as caution, chances are that the "overbought" condition may work itself off, bringing prices down temporarily as a result.

However, we must keep in mind that markets can often drift higher for much longer than we think is reasonable.  Our job is not to guess what is going to happen, but to try to position for whatever may happen, get our fair share of the ups, and play very good defense on your behalf.  It is our firm belief that this is how long-term growth of capital should be pursued.

Given that declaration, we hope that investors and their financial advisors have used the opportunity they have been granted to re-evaluate their entire approach to the preservation and growth of the capital they worked so hard to build.  From what we can see, some very good adjustments are being made by many, but the last thing one can do following a historic rise is to get overconfident or suspend the process of education and introspection about how to best strategize for their wealth.  In our view, that was part of the reason the world got to this point in the first place.

As I noted some time ago, we believe the economy and markets over the long-term are in a U-shaped recovery.  Many will assume that stocks transition from long-term bear markets to long-term bull markets, rising as fast as they fell.  On a very short-term basis, this can and does happen.  However, like a sprinter trying to run a marathon, it runs out of gas fairly quickly.

As Washington lawmakers grapple over healthcare, military activity and job creation, we sense that nothing will be solved quickly.  In particular, we agree with the many people in our industry who believe that true economic recovery cannot and will not occur in the U.S. or in Europe until the unemployment rate falls.  And we do not refer simply to the “headline” rate quoted each month by the mainstream media.  If you want to see what we consider to be a more appropriate unemployment gauge, go to your favorite search engine and look up “U-6 unemployment.”  You will know what we mean when you see it.

It is okay to lose short-term battles to the markets as long as you win the war, and the war is the preservation of your capital and the maintenance or enhancement of your lifestyle.  We are on the battlefield always, and with the first full fiscal year of the EAS Genesis Fund under our belts, we feel like we are winning the war for you so far.

Best regards,

Robert A. Isbitts

Chief Investment Officer

Emerald Asset Advisors, LLC

Mutual Funds involve risk including possible loss of principal.

The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large-cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks.  These risks may result in greater share price volatility.

An index is an unmanaged group of stocks considered to be representative of different segments of the stock market in general.  You cannot invest directly in an index.

The S&P 500 Index is an unmanaged composite of 500-large capitalization companies.  The index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Barclays Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including the U.S. Government, mortgage-backed, corporate and Yankee bonds with an average maturity of 10 years.

An investor should consider the Fund's investment objective, risks, charges and expenses carefully before investing.  This and other information about the EAS Genesis Fund is contained in the Fund's prospectus, which can be obtained by calling 1-877-EAS-0757 (1-877-327-0757).  Please read the prospectus carefully before investing.  The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

1496-NLD-12/21/2009

EAS Genesis Fund
PORTFOLIO REVIEW
October 31, 2009 (Unaudited)

The Fund's performance figures* for the period ended October 31, 2009, as compared to its benchmark:
	Six Months	One Year	Since Inception**

EAS Genesis Fund - Class A	8.48%	3.83%	(3.88%)
EAS Genesis Fund - Class A with load	2.49%	(1.84%)	(8.24%)
EAS Genesis Fund - Class C	8.03%	3.17%	(4.38%)
EAS Genesis Fund - Class I	8.58%	4.07%	(3.69%)
EAS Genesis Blended Index***	12.83%	11.80%	(2.98%)
S&P 500 Total Return Index	20.04%	9.80%	(14.53%)

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Retruns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008
*** EAS Genesis Blended Index is a blend of the S&P 500 Total Return (50%) and the Barclay's Aggregate Bond Index (50%).

Top Ten Holdings by Industry	% of Net Assets
Asset Allocation Funds	16.6%
Value Funds	16.4%
Growth Funds	11.8%
Market Neutral Funds	11.3%
Emerging Markets Funds	7.5%
Equity Funds	5.4%
Specialty Funds	4.9%
Balanced Funds	2.4%
Debt Funds	2.2%
Commodity Funds	2.1%
Other, Cash & Cash Equivalents	19.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS
October 31, 2009 (Unaudited)
Shares		Value
	OPEN ENDED MUTUAL FUNDS - 73.1%

	ASSET ALLOCATION FUNDS - 16.6%
103,835	Calamos Growth and Income Fund	$ 2,792,131
208,816	Federated Market Opportunity Fund	2,326,214
240,462	FPA Crescent Fund	5,763,868
307,092	Leuthold Asset Allocation Fund	2,788,393
77,534	Permanent Portfolio	2,905,195
		16,575,801
	BALANCED - 2.4%
64,615	FBR Focus Fund *	2,427,573

	DEBT FUND - 2.2%
323,041	Payden High Income Fund	2,206,373

	EMERGING MARKETS - 7.5%
107,590	Matthews China Fund	2,527,282
171,998	Matthews India Fund	2,514,615
351,472	T Rowe Price Africa & Middle East Fund	2,481,391
		7,523,288
	GROWTH - 11.8%
456,160	Hussman Strategic Growth Fund	5,911,835
161,643	Jensen Portfolio/The	3,624,026
109,305	Nakoma Absolute Return Fund *	2,226,552
		11,762,413
	MARKET NEUTRAL - 11.3%
202,281	Calamos Market Neutral Income Fund	2,275,656
137,522	Caldwell & Orkin Market Opportunity Fund	2,765,559
127,106	Diamond Hill Long-Short Fund	1,993,020
203,007	Gabelli ABC Fund	1,961,045
91,610	Gateway Fund	2,246,286
		11,241,566
	SPECIALTY - 4.9%
136,066	Forward Global Infrastructure Fund	2,454,627
201,424	Winslow Green Growth Fund *	2,386,870
		4,841,497
	VALUE - 16.4%
109,155	Ariel Appreciation Fund	3,377,256
105,628	Fairholme Fund	2,911,097
206,114	FMI Large Cap Fund	2,724,821
132,046	Greenspring Fund Incorporated	2,918,225
191,696	Professionally Managed Portfolios - The Osterweis Fund	4,380,251
		16,311,650

	TOTAL OPEN ENDED MUTUAL FUNDS (Cost - $65,336,256)	72,890,161

See accompanying notes to financial statements

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2009 (Unaudited)
Shares		Value
	EXCHANGE TRADED FUNDS - 7.5%

	COMMODITY FUND - 2.1%
20,700	iShares COMEX Gold Trust *	$ 2,125,269

	EQUITY FUND - 5.4%
58,000	ProShares Short Dow30	3,290,920
43,000	ProShares Short QQQ	2,109,580
		5,400,500

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,438,340)	7,525,769

	OPTIONS - 1.7%

	CALL OPTIONS - 0.7%
200	CBOE SPX Volatility Index @ 25 January 2010	45,000
300	CBOE SPX Volatility Index @ 25 March 2010	72,000
100	CBOE SPX Volatility Index @ 25 April 2010	51,000
50	CBOE SPX Volatility Index @ 30 November 2009	9,750
50	CBOE SPX Volatility Index @ 30 December 2009	10,250
100	Oil Services Holders Trust @ 130 November 2009	11,000
400	SPDR Gold Trust @ 102 December 2009	64,000
300	SPDR Gold Trust @ 98 June 2010	294,000
100	United States Oil Fund LP @ 44 January 2010	52,000
150	United States Oil Fund LP @ 44 April 2010	78,000
		687,000
	PUT OPTIONS - 1.0%
200	iShares FTSE/Xinhua China 25 Index Fund @ 43 January 2010	66,000
200	iShares MSCI Emerging Markets Index Fund @ 40 January 2010	83,000
400	Powershares QQQ @ 39 January 2009	50,000
120	S&P 500 Index @ 950 November 2009	86,400
50	S&P 500 Index @ 1000 November 2009	75,500
100	S&P 500 Index @ 1000 December 2009	268,000
10	S&P 500 Index @ 1025 February 2010	55,600
20	S&P 500 Index @ 1050 February 2010	133,800
20	S&P 500 Index @ 1075 February 2010	160,400
		978,700

	TOTAL OPTIONS (Cost - $2,044,021)	1,665,700

See accompanying notes to financial statements

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2009 (Unaudited)
Shares		Value
	SHORT-TERM INVESTMENTS - 17.9%

	MONEY MARKET FUND - 15.9%
15,920,345	Goldman Sachs Financial Square Funds - Government Fund	$ 15,920,345

Principal
	US TREASURY OBLIGATIONS - 2.0%
500,000	United States Treasury Bill 11/12/2009	499,975
1,000,000	United States Treasury Bill 12/17/2009	999,804
500,000	United States Treasury Bill 1/7/2010	499,963
		1,999,742

	TOTAL SHORT-TERM INVESTMENTS (Cost - $17,919,674)	17,920,087

	TOTAL INVESTMENTS - 100.2% (Cost - $92,738,291)	$ 100,001,717
	OTHER ASSETS LESS LIABILITIES - (0.2) %	(223,831)
	NET ASSETS - 100.0%	$ 99,777,886

* Non-Income producing security.
Represents cost for financial reporting purposes. The cost for Federal income tax purposes was substantially the same.
At October 31, 2009 net unrealized appreciation for all securities was $7,263,426. This consists of aggregate gross unrealized appreciation of $8,334,273 and aggregate gross unrealized depreciation of $(1,070,847).

See accompanying notes to financial statements

EAS Genesis Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009 (Unaudited)

ASSETS
Investment securities:
At cost	$ 92,738,291
At value	$ 100,001,717
Receivable for securities sold	3,689,878
Receivable for Fund shares sold	72,727
Dividends and interest receivable	40,422
Prepaid expenses and other assets	43,941
TOTAL ASSETS	103,848,685

LIABILITIES
Payable for securities purchased	3,913,394
Fees payable to other affiliates	25,234
Investment advisory fees payable	81,201
Distribution (12b-1) fees payable	7,080
Fund shares repurchased	29,524
Accrued expenses and other liabilities	14,366
TOTAL LIABILITIES	4,070,799
NET ASSETS	$ 99,777,886

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 94,825,529
Accumulated undistributed net investment loss	(369,808)
Accumulated net realized loss from security transactions	(1,941,261)
Net unrealized appreciation of investments	7,263,426
NET ASSETS	$ 99,777,886

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 31,949,144
Shares of beneficial interest outstanding	3,374,432
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.47
Offering price per share (a)	$ 10.02

Class C Shares:
Net Assets	$ 911,443
Shares of beneficial interest outstanding	96,735
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.42

Class I Shares:
Net Assets	$ 66,917,299
Shares of beneficial interest outstanding	7,051,661
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.49

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements

EAS Genesis Fund
STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividends	$ 309,453
Interest	3,324
TOTAL INVESTMENT INCOME	312,777

EXPENSES
Investment advisory fees	406,967
Distribution (12b-1) fees:
Class A	29,980
Class C	2,844
Administrative services fees	42,090
Transfer agent fees	34,402
Accounting services fees	22,786
Registration fees	19,395
Professional fees	15,819
Custodian fees	8,985
Printing and postage expenses	7,069
Compliance officer fees	5,579
Trustees' fees and expenses	3,118
Interest Expense	2,624
Insurance expense	183
Other expenses	2,813
TOTAL EXPENSES	604,654
Plus: Expense reimbursement recapture	78,112

NET EXPENSES	682,766

NET INVESTMENT LOSS	(369,989)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss from:
Security transactions	(41,587)
Option transactions	(223,525)
(265,112)
Net change in unrealized appreciation (depreciation) from:
Security transactions	6,948,104
Option transactions	(378,321)
6,569,783
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	6,304,671

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 5,934,682

See accompanying notes to financial statements

EAS Genesis Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	October 31, 2009	Period Ended
	(Unaudited)	April 30, 2009 (a)
FROM OPERATIONS
Net investment income/loss	$ (369,989)	$ 91,468
Net realized loss from investments	(265,112)	(1,816,471)
Distribution of realized gains from underlying investment companies	-	144,108
Net change in unrealized appreciation on investments	6,569,783	693,643
Net increase/decrease in net assets resulting from operations	5,934,682	(887,252)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	-	(14,450)
Class C	-	(218)
Class I	-	(95,604)
From distributions in excess of net investment income:
Class A	-	(14,128)
Class C	-	(213)
Class I	-	(93,473)
Net decrease in net assets from distributions to shareholders	-	(218,086)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	17,827,841	14,472,096
Class C	490,861	378,664
Class I	22,580,905	50,735,323
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	-	19,247
Class C	-	333
Class I	-	188,905
Redemption fee proceeds:
Class A	592	894
Class C	-	1
Class I	61	2,398
Payments for shares redeemed:
Class A	(1,432,861)	(822,002)
Class I	(3,423,095)	(6,071,621)
Net increase in net assets from shares of beneficial interest	36,044,304	58,904,238

TOTAL INCREASE IN NET ASSETS	41,978,986	57,798,900

NET ASSETS
Beginning of Period	57,798,900	-
End of Period *	$ 99,777,886	$ 57,798,900
* Includes accumulated undistributed net investment income (loss) of:	$ (369,808)	$ 181

See accompanying notes to financial statements

EAS Genesis Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	October 31, 2009	Period Ended
	(Unaudited)	April 30, 2009 (a)
SHARE ACTIVITY
Class A:
Shares Sold	1,937,328	1,687,081
Shares Reinvested	-	2,238
Shares Redeemed	(154,772)	(97,443)
Net increase in shares of beneficial interest outstanding	1,782,556	1,591,876

Class C:
Shares Sold	52,517	44,180
Shares Reinvested	-	38
Net increase in shares of beneficial interest outstanding	52,517	44,218

Class I:
Shares Sold	2,441,988	5,660,031
Shares Reinvested	-	21,966
Shares Redeemed	(367,392)	(704,932)
Net increase in shares of beneficial interest outstanding	2,074,596	4,977,065

(a) The EAS Genesis Fund commenced operations August 14, 2008.

See accompanying notes to financial statements

EAS Genesis Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class C			Class I
	For the Six		For the	For the Six		For the	For the Six		For the
	Months Ended		Period Ended	Months Ended		Period Ended	Months Ended		Period Ended
	October 31,		April 30,	October 31,		April 30,	October 31,		April 30,
	2009		2009 (1)	2009		2009 (1)	2009		2009 (1)
	(Unaudited)			(Unaudited)			(Unaudited)

Net asset value, beginning of period	$ 8.73		$ 10.00	$ 8.72		$ 10.00	$ 8.74		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.05)		(0.06)	(0.08)		(0.09)	(0.04)		0.04
Net realized and unrealized gain (loss)
on investments	0.79		(1.15)	0.78		(1.14)	0.79		(1.24)
Total from investment operations	0.74		(1.21)	0.70		(1.23)	0.75		(1.20)

Paid-in-capital from redemption fees (3)	0.00		0.00	0.00		0.00	0.00		0.00

Less distributions from:
Net investment income	-		(0.03)	-		(0.02)	-		(0.03)
Excess of net investment income	-		(0.03)	-		(0.03)	-		(0.03)
Total distributions	-		(0.06)	-		(0.05)	-		(0.06)

Net asset value, end of period	$ 9.47		$ 8.73	$ 9.42		$ 8.72	$ 9.49		$ 8.74

Total return (4,5)	8.48%		(12.13%)	8.03%		(12.33%)	8.58%		(12.01%)

Net assets, end of period (000s)	$ 31,949		$ 13,903	$ 911		$ 386	$ 66,917		$ 43,510

Ratio of gross expenses to average
net assets (6,7)	1.64%		2.34%	2.39%		3.09%	1.39%		2.09%

Ratio of net expenses to average
net assets (6,7)	1.83%	(8)	1.95%	2.58%	(8)	2.70%	1.58%	(8)	1.70%

Ratio of net investment (loss) to
average net assets (6,7)	-1.07%		-0.90%	-1.82%		-1.47%	-0.82%		0.70%

Portfolio Turnover Rate (5)	112%		387%	112%		387%	112%		387%

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not Annualized.
(6)	The ratios of expenses and net investment (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2009 (Unaudited)

1.

ORGANIZATION

The EAS Genesis Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is preservation and growth of capital.  The Fund commenced operations on August 14, 2008.  The Fund pursues its investment objective by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Fund’s prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in the fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Fund’s Adviser; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment Adviser or financial institution) that has a special arrangement with the Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Funds’ Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Underlying Funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2009 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Mutual Funds	$ 72,890,161	$ -	$ -	$ 72,890,161
Exchange Traded Funds	7,525,769	-	-	7,525,769
Options	769,000	896,700	-	1,665,700
Money Market Funds	15,920,345	-	-	15,920,345
US Treasury Obligations	1,999,742	-	-	1,999,742
Total	$ 99,105,017	$ 896,700	$ -	$ 100,001,717

                          The Fund did not hold any Level 3 securities during the period.

                          * Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Options transactions - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax year of 2009 and during the six months ended October 31, 2009 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

New Accounting Pronouncements - In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

3.  INVESTMENT TRANSACTIONS

For the six months ended October 31, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $102,188,279 and $75,300,878, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Emerald Asset Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 30, 2010, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively.  During the six months ended October 31, 2009 the Advisor did not waive any fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of October 31, 2009 the Advisor has recaptured all prior period waivers in the amount of $78,112.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the six months ended October 31, 2009, pursuant to the Plan, Class A shares paid $29,980 and Class C shares paid $2,844.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $36,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the six months ended October 31, 2009 were $2,809. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period six months ended October 31, 2009, the Fund incurred expenses of $5,579 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees would be included in the line item marked “Compliance officer fees” on the Statement of operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the six months ended October 31, 2009, GemCom collected amounts totaling $3,342 for EDGAR and printing services performed.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the six months ended October 31, 2009, the Fund assessed $592 in redemption fees for Class A, no fees for Class C and $61 for Class I.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of April 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are attributable to the tax deferral of losses on wash sales and book/tax differences due to grantor trust adjustments.  The difference between book basis and tax basis undistributed ordinary income is attributable to grantor trust adjustments.

At April 30, 2009, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through April 30, 2017 of $69,236.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $1,266,728 of such capital losses.

Permanent book and tax differences, attributable to distributions in excess of net investment income, resulted in reclassification for the period ended April 30, 2009 as follows: a decrease in paid-in capital of $123,013; an increase in accumulated net investment income of $126,799; and a increase in accumulated net realized loss from investments of $3,786.

7.    SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements on December 30, 2009, and has noted no such events.

EAS Genesis Fund

EXPENSE EXAMPLES

October 31, 2009 (Unaudited)

As a shareholder of the EAS Genesis Fund, you incur two types of costs: (1) transaction costs including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Genesis Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from May 1, 2009 through October 31, 2009.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Genesis Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09 – 10/31/09*	Expense Ratio During the Period 5/1/09 – 10/31/09
Class A	$1,000.00	$1,084.80	$ 9.62	1.83%
Class C	1,000.00	1,080.30	13.53	2.58%
Class I	1,000.00	1,085.80	8.31	1.58%

Hypothetical (5% return before expenses)	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period 5/1/09 – 10/31/09*	Expense Ratio During the Period 5/1/09 – 10/31/09
Class A	$1,000.00	$1,015.98	$ 9.30	1.83%
Class C	1,000.00	1,012.20	13.09	2.58%
Class I	1,000.00	1,017.24	8.03	1.58%

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Emerald Asset Advisors, LLC

2843 Executive Park Drive

Weston, FL 33331

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/6/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/6/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/6/10